SPARKLINE INTANGIBLE VALUE ETF Ticker Symbol: ITAN Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS September 30, 2025 https://etf.sparklinecapital.com/itan/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 30, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://etf.sparklinecapital.com/itan/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Sparkline Intangible Value ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$51	$160	$280	$628
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund will invest in U.S.-listed equity securities that Sparkline Capital LP (the “Sub-Adviser”) believes are attractive relative to its proprietary measure of “intangible-augmented intrinsic value.”
Unlike most traditional quantitative value strategies, the Sub-Adviser’s definition of intrinsic value (i.e. intangible-augmented intrinsic value) includes an assessment of both tangible assets and intangible value. Including a measurement of a company’s intangible value is a crucial part of the Sub-Adviser’s investment process. The Sub-Adviser believes intangible value is growing increasingly important as the economy shifts from industrial to information-based. The Sub-Adviser focuses on four pillars of intangible value: (1) human capital, (2) brand equity, (3) intellectual property, and (4) network effects, each of which are described more below.
1.Human capital: Human capital is the value embodied by human beings. In the modern economy, the ability to attract and retain top talent can be an important source of competitive advantage, as are company cultures that motivate and nurture workers.

2.Brand equity: Well-known brand names are often able to generate sales simply due to strong consumer recognition and loyalty. Companies may invest considerable resources in building their brands, which can constitute a large component of their market value.
3.Intellectual property: Intellectual property encompasses creations of the human intellect. It includes both legally-protected patents and proprietary trade secrets. As science and technology plays a larger role in human society, intellectual property has increasingly become the primary source of value for many companies.
4.Network effects: Network effects are a phenomenon by which users of a product or service derive incremental value from the addition of other users to the network. This can make it challenging for new entrants to unseat firms with dominant market positions. As globalization and the internet increase the potential scale of networks, network effects are becoming an important type of “moat.”
The Sub-Adviser employs a proprietary quantitative methodology to determine an estimated value of the foregoing four pillars for each company as well as to determine an estimated value of each company’s tangible assets – the fifth pillar. The assessment of a company’s tangible and intangible value together determine its intangible-augmented intrinsic value. The Sub-Adviser’s valuation process does not necessarily favor a company’s intangible value over its tangible value but due to four of the five pillars considered for determining a company’s value involving intangible value, it is generally expected that intangible will have a higher weight than tangible value. However, the weighting of individual pillars is expected to fluctuate over time.
The Sub-Adviser uses, among other sources, companies’ public accounting disclosures to analyze tangible assets. However, the Sub-Adviser has concluded that most companies’ accounting disclosures omit or give only cursory mention to their intangible value. The technical accounting definition of “intangible assets” is quite specific and captures only a narrow subset of the Sub-Adviser’s broader concept of intangible value. As a result, a key component of the Sub-Adviser’s process is its use of alternative data to measure intangible value. Alternative data refers to non-traditional data sources beyond conventional financial, accounting and stock price information. Examples of alternative data may include the narratives in corporate reports, patent and trademark grants, employee reviews, and social media. These examples are for illustrative purposes only; the Fund may choose to use some or none of these datasets, as well as other datasets not listed above. In general, such metrics are quite varied because each intangible pillar must be measured differently.
Because alternative data is often unstructured (e.g., text, images, audio) and very large, the Sub-Adviser uses natural language processing (NLP) (a form of machine learning) in addition to traditional quantitative investment techniques to incorporate the data into its investment process. NLP is specifically designed to deal with unstructured text. The Sub-Adviser generally uses a combination of third-party and open-source NLP frameworks, which are widely used and vetted, and adapts them to the unique use case of investing. Open-source NLP frameworks are publicly available code libraries that allow users to freely perform standard NLP tasks, such as named entity recognition, sentiment analysis, and summarization. Third-party NLP frameworks refer to services that, while not fully transparent or free of cost, are accessible to public users to perform NLP tasks such as those mentioned above.
This investment process is applied to a starting investment universe of the approximately largest 1,000 publicly listed U.S. securities (by market capitalization). The Sub-Adviser may remove companies from the universe if the Sub-Adviser determines they do not have a meaningful quantity of intangible value. For each company in the investment universe, the Sub-Adviser considers multiple metrics for the company’s attractiveness according to each of the five pillars, and then averages those metrics to produce a score for each of the five pillars. This is because the Sub-Adviser believes that no one data source or metric is infallible and that by combining many metrics, a better result can be obtained. Finally, the composite score is created by summing across the five pillars. The Fund will then generally seek to hold the securities of the companies with the highest total scores. In determining the weighting of each stock, the Sub-Adviser may take into account various factors, including but not limited to value, market capitalization and liquidity.
The Sub-Adviser is not constrained by the number of portfolio holdings, except that the Fund will generally hold at least 50 securities. The Fund’s investments will primarily include common stocks and may include investments in Real Estate Investment Trusts (REITs). Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser expects that Fund will have significant exposure to companies in the information technology sector.
The Sub-Adviser will seek to continually improve its valuation models used for the Fund as new datasets, methodologies and research become available. The Sub-Adviser will also employ active risk management techniques. As a result and because the Fund seeks to be fully invested at all times, the Sub-Adviser may recommend changes to the Fund’s individual positions during dynamic market conditions.

PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged.
Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Industrials Sector Risk. The Fund may have exposure to companies in the industrials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.
•Communications Sector Risk. The Fund may have exposure to companies operating in the communications sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Machine Learning Risk. The Fund relies heavily on a proprietary “machine learning” selection process as well as data and information supplied by third parties that are utilized in that process. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Alternative Data Risk. The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of its proprietary machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for,

Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://etf.sparklinecapital.com/itan/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2025 was 4.23%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 14.67% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was (19.14)% (quarter ended June 30, 2022).
Average Annual Total Returns
For the Periods Ended December 31, 2024

Sparkline Intangible Value ETF	1 Year	Since Inception (06/28/2021)
Return Before Taxes	17.83%	7.42%
Return After Taxes on Distributions	17.49%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.77%	5.73%
Solactive GBS United States 1000 Index (reflects no deduction for fees, expenses, or taxes)	24.06%	9.49%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Sparkline Capital LP
PORTFOLIO MANAGERS
Mr. Kai Wu, Founder and Chief Investment Officer of the Sub-Adviser, and Mr. Richard Shaner and Mr. Wm. Joshua Russell, Portfolio Managers of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Wu has served as a portfolio manager of the Fund since 2021. Mr. Wu provides his recommendations to Mr. Shaner and Mr. Russell, who have served as portfolio managers of the Fund since 2021 and 2023, respectively.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.